                                                                    EXHIBIT 99.1

           SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL INFORMATION

         In connection with the Partnership's filing of a shelf registration statement on Form S-3 with the Securities and Exchange Commission, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Jonah Gas Gathering Company, the Partnership's four "significant subsidiaries" as defined by the rules and regulations of the Securities and Exchange Commission (the "Guarantor Subsidiaries"), may issue unconditional guarantees of senior or subordinated debt securities of the Partnership in the event that the Partnership issues such securities from time to time under the registration statement. If issued, the guarantees will be full, unconditional and joint and several. The following unaudited consolidated financial information of TEPPCO Partners, L.P. is furnished as of the dates and for the periods indicated. For purposes of the following consolidating information, the Partnership and the Guarantor Subsidiaries investments in their respective subsidiaries are accounted for by the equity method of accounting.

                                                                                                                          TEPPCO
                                                         TEPPCO        GUARANTOR     NON-GUARANTOR   CONSOLIDATING    PARTNERS, L.P.
SEPTEMBER  30, 2001                                  PARTNERS, L.P.   SUBSIDIARIES    SUBSIDIARIES    ADJUSTMENTS      CONSOLIDATED
                                                     --------------  --------------  --------------  --------------   --------------
                                                                                     (IN THOUSANDS)
Assets
   Current assets .................................  $        3,127  $       45,761  $      322,247  $      (11,768)  $      359,367
   Property, plant and equipment - net ............              --         813,589         329,607              --        1,143,196
   Equity investments .............................         493,468         285,553         230,632        (739,760)         269,893
   Intercompany notes receivable ..................         830,027              --              --        (830,027)              --
   Other assets ...................................           5,732         238,888          61,389          (4,915)         301,094
                                                     --------------  --------------  --------------  --------------   --------------
      Total assets ................................  $    1,332,354  $    1,383,791  $      943,875  $   (1,586,470)  $    2,073,550
                                                     ==============  ==============  ==============  ==============   ==============
 Liabilities and partners' capital
   Current liabilities ............................  $      365,767  $      407,542  $      312,696  $     (356,734)  $      729,271
   Long term debt .................................         472,000         389,807              --              --          861,807
   Intercompany notes payable .....................              --          89,060         380,967        (470,027)              --
   Other long term liabilities and minority
     interest .....................................              --           3,918              --          12,038           15,956
   Redeemable Class B Units held by related
     party ........................................              --              --              --         106,270          106,270
   Total partners' capital ........................         494,587         493,464         250,212        (878,017)         360,246
                                                     --------------  --------------  --------------  --------------   --------------
         Total liabilities and partners' capital ..  $    1,332,354  $    1,383,791  $      943,875  $   (1,586,470)  $    2,073,550
                                                     ==============  ==============  ==============  ==============   ==============

                                                                                                                  TEPPCO
                                              TEPPCO         GUARANTOR      NON-GUARANTOR    CONSOLIDATING    PARTNERS, L.P.
THREE MONTHS ENDED SEPTEMBER 30, 2001     PARTNERS, L.P.    SUBSIDIARIES     SUBSIDIARIES     ADJUSTMENTS      CONSOLIDATED
                                          --------------   --------------   --------------   --------------   --------------
                                                                            (IN THOUSANDS)
   Operating revenues ..................  $           --   $       58,527   $      932,289   $           --   $      990,816
   Costs and expenses ..................              --           36,458          927,237               --          963,695
                                          --------------   --------------   --------------   --------------   --------------
     Operating income ..................              --           22,069            5,052               --           27,121
                                          --------------   --------------   --------------   --------------   --------------
   Interest expense - net ..............          (8,774)          (7,181)          (7,393)           8,774          (14,574)
   Equity earnings .....................          19,092            3,868            5,941          (23,256)           5,645
   Other income - net ..................           8,774              433              564           (8,774)             997
                                          --------------   --------------   --------------   --------------   --------------
     Income before minority interest ...          19,092           19,189            4,164          (23,256)          19,189
   Minority interest ...................              --               --               --              (97)             (97)
                                          --------------   --------------   --------------   --------------   --------------
     Net income ........................  $       19,092   $       19,189   $        4,164   $      (23,353)  $       19,092
                                          ==============   ==============   ==============   ==============   ==============

                                                                                                                  TEPPCO
                                              TEPPCO         GUARANTOR      NON-GUARANTOR    CONSOLIDATING    PARTNERS, L.P.
NINE MONTHS ENDED SEPTEMBER 30, 2001      PARTNERS, L.P.    SUBSIDIARIES     SUBSIDIARIES     ADJUSTMENTS      CONSOLIDATED
                                          --------------   --------------   --------------   --------------   --------------
                                                                            (IN THOUSANDS)
   Operating revenues ..................  $           --   $      199,374   $    2,650,359   $           --   $    2,849,733
   Costs and expenses ..................              --          107,712        2,625,525               --        2,733,237
                                          --------------   --------------   --------------   --------------   --------------
     Operating income ..................              --           91,662           24,834               --          116,496
                                          --------------   --------------   --------------   --------------   --------------
   Interest expense - net ..............         (26,577)         (22,160)         (23,165)          26,577          (45,325)
   Equity earnings .....................          87,865           18,048           15,905         (106,548)          15,270
   Other income - net ..................          26,577            1,115            1,109          (26,577)           2,224
                                          --------------   --------------   --------------   --------------   --------------
     Income before minority interest ...          87,865           88,665           18,683         (106,548)          88,665
   Minority interest ...................              --               --               --             (800)            (800)
                                          --------------   --------------   --------------   --------------   --------------
     Net income ........................  $       87,865   $       88,665   $       18,683   $     (107,348)  $       87,865
                                          ==============   ==============   ==============   ==============   ==============


                                                                                                                         TEPPCO
                                                       TEPPCO         GUARANTOR    NON-GUARANTOR    CONSOLIDATING    PARTNERS, L.P.
NINE MONTHS ENDED SEPTEMBER 30, 2001               PARTNERS, L.P.   SUBSIDIARIES    SUBSIDIARIES     ADJUSTMENTS      CONSOLIDATED
                                                   --------------   ------------   --------------   --------------   --------------
                                                                                   (IN THOUSANDS)
  Cash flows from operating activities
    Net Income ..................................  $       87,865   $     88,665   $       18,681   $     (107,346)  $       87,865
      Adjustments to reconcile net income to
       net cash provided by operating activities:
        Depreciation and amortization ...........              --         20,051           11,124               --           31,175
        Equity earnings, net of distributions ...         (13,340)         3,375            5,600           10,455            6,090
        Changes in assets and liabilities
           and other ............................           2,601          2,656          (17,728)             799          (11,672)
                                                   --------------   ------------   --------------   --------------   --------------
  Net cash provided by operating activities .....          77,126        114,747           17,677          (96,092)         113,458
                                                   --------------   ------------   --------------   --------------   --------------


  Cash flows from investing activities ..........        (446,301)      (443,433)         (28,166)         446,301         (471,599)

  Cash flows from financing activities ..........         369,175        325,548           19,562         (350,209)         364,076
                                                   --------------   ------------   --------------   --------------   --------------

  Net increase (decrease) in cash and cash
    equivalents .................................              --         (3,138)           9,073               --            5,935
  Cash and cash equivalents at beginning of
    period ......................................              --          9,167           17,929               --           27,096
                                                   --------------   ------------   --------------   --------------   --------------
  Cash and cash equivalents at end of period ....  $           --   $      6,029   $       27,002   $           --   $       33,031
                                                   ==============   ============   ==============   ==============   ==============